UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. 1)

Filed by the Registrant ☒      Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BIOGEN INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BIOGEN INC. 225 BINNEY STREET CAMBRIDGE, MA 02142 Your Vote Counts! BIOGEN INC. 2024 Annual Meeting Vote by June 19, 2024 11:59 PM ET V36429-P08930 You invested in BIOGEN INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 20, 2024. Get informed before you vote View the 2024 Notice and Proxy Statement and 2023 Annual Report with Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 6, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 20, 2024 9:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/BIIB2024 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors. To elect the 9 nominees identified in the accompanying Proxy Statement to our Board of Directors to serve for a one-year term extending until our 2025 annual meeting of stockholders and their successors are duly elected and qualified. 1a. Caroline D. Dorsa 1b. Maria C. Freire 1c. William A. Hawkins 1d. Susan K. Langer 1e. Jesus B. Mantas 1f. Monish Patolawala 1g. Eric K. Rowinsky 1h. Stephen A. Sherwin 1i. Christopher A. Viehbacher 2. To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year ending December 31, 2024. 3. Say on Pay - To hold an advisory vote on executive compensation. 4. To approve an amendment to Biogen’s Amended and Restated Certificate of Incorporation, as amended, to add an officer exculpation provision. 5. To approve the Biogen Inc. 2024 Omnibus Plan. 6. To approve the Biogen Inc. 2024 Employee Stock Purchase Plan. 7. To transact such other business as may be properly brought before the annual meeting and any adjournments or postponements. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V36430-P08930 For For For For For For For For For For For For For For